STRUCTURED ASSET SECURITIES CORPORATION,

as Purchaser,

and

FIELDSTONE INVESTMENT CORPORATION,

as Seller,

______________________________________________

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of February 1, 2005

______________________________________________

Adjustable Rate Mortgage Loans

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS

SECTION 1.1.

Definitions

1

ARTICLE II
SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

SECTION 2.1.

Sale of Mortgage Loans

1

SECTION 2.2.

Obligations of Seller Upon Sale

2

SECTION 2.3.

Payment of Purchase Price for the Mortgage Loans

2

ARTICLE III
REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

SECTION 3.1.

Seller Representations and Warranties

3

SECTION 3.2.

Seller Representations and Warranties Relating to the Mortgage Loans

5

SECTION 3.3.

Remedies for Breach

17

ARTICLE IV
SELLER’S COVENANTS

SECTION 4.1.

Covenants of the Seller

18

ARTICLE V
SERVICING

SECTION 5.1.

Servicing

18

ARTICLE VI
INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS

SECTION 6.1.

Indemnification.

18

ARTICLE VII
TERMINATION

SECTION 7.1.

Termination

19

ARTICLE VIII
MISCELLANEOUS PROVISIONS

SECTION 8.1.

Amendment

19

SECTION 8.2.

Governing Law

19

SECTION 8.3.

Notices

19

SECTION 8.4.

Severability of Provisions

19

SECTION 8.5.

Counterparts

20

SECTION 8.6.

Further Agreements

20

SECTION 8.7.

Intention of the Parties

21

SECTION 8.8.

Successors and Assigns: Assignment of Purchase Agreement

21

SECTION 8.9.

Survival

21

SECTION 8.10.

Third Party Beneficiaries

22

MORTGAGE LOAN PURCHASE AGREEMENT (the “Agreement”), dated as of February 1, 2005, between FIELDSTONE INVESTMENT CORPORATION (the “Seller”) and STRUCTURED ASSET SECURITIES CORPORATION (the “Purchaser”).

W I T N E S S E T H

WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the “Mortgage Notes”) so indicated on Schedule I hereto referred to below, and Related Documents (as defined below) (collectively, the “Mortgage Loans”);

WHEREAS, the Seller as of the date hereof owns the mortgages (the “Mortgages”) on the properties (the “Mortgaged Properties”) securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans;

WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement;

WHEREAS, the Purchaser will assign to Fieldstone Mortgage Investment Trust, Series 2005-1 (the “Trust” or the “Issuer”) all of the Purchaser’s rights against the Seller pursuant to this Agreement as described herein pursuant to the terms of a Transfer and Servicing Agreement dated as of February 1, 2005 (the “Transfer and Servicing Agreement”) among the Purchaser, as depositor, the Trust, Wells Fargo Bank, N.A., as master servicer and trust administrator (the “Trust Administrator”), HSBC Bank USA, as indenture trustee, Fieldstone Servicing Corp., as servicer, the Seller, and Chase Home Finance LLC, as subservicer; and

WHEREAS, the Trust will pledge to the Indenture Trustee all of its rights against the Seller pursuant to this Agreement and the Transfer and Servicing Agreement as described herein and therein, respectively, pursuant to the terms of an Indenture dated as of February 1, 2005 (the “Indenture”) among the Trust, the Trust Administrator and the Indenture Trustee.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.

Definitions.  All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Transfer and Servicing Agreement.

ARTICLE II
SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

SECTION 2.1.

Sale of Mortgage Loans.  The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in (other than any servicing rights relating to the Mortgage Loans), to and under the following, whether now existing or hereafter acquired and wherever located: (i) the Mortgage Loans, including the related Cut-off Date Balance, all payments in respect of the Mortgage Loans received after the Cut-off Date (exclusive of payments in respect of principal and interest on the delinquent Mortgage Loans due prior to the Cut-off Date and received thereafter); (ii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Mortgage Loans; (iv) all rights under any guaranty and/or additional security agreement executed in connection with a Mortgage Loan; and (v) all proceeds of the foregoing.

SECTION 2.2.

Obligations of Seller Upon Sale.  In connection with any transfer pursuant to Section 2.1 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records, other than for accounting and federal income tax purposes, that the Mortgage Loans have been sold to the Owner Trustee, as assignee of the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the related Cut-off Date, (i) its account number and (ii) the Cut-off Date Balance.  Such file shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

In connection with any conveyance by the Seller, the Seller shall on behalf of the Purchaser and the Issuer deliver to, and deposit with the Custodian, as custodian on behalf of the Indenture Trustee, as assignee of the Purchaser, on or before the Closing Date (except as noted below) the documents or instruments with respect to each Mortgage Loan (collectively, the “Mortgage File” or, other than the Mortgage Note, the “Related Documents”) listed in Section 2.01(b) of the Transfer and Servicing Agreement.

The parties hereto intend that the transaction set forth herein be a sale for all purposes other than accounting and federal income tax purposes by the Seller to the Purchaser of all the Seller’s right, title and interest in and to the Mortgage Loans and other property described above.  In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under the Mortgage Loans and the Related Documents and other property described above, whether now existing or hereafter created, to secure all of the Seller’s obligations hereunder; and this Agreement shall constitute a security agreement under applicable law.  The parties hereto intend that for federal income tax purposes the transaction set forth herein be treated not as a sale, but as though the Seller retained the tax ownership of the Mortgage Loans through the Trust as a disregarded entity with the Seller as the borrower under the Notes.

SECTION 2.3.

Payment of Purchase Price for the Mortgage Loans.   In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser and the payment of the Expense Reimbursement Amount (as defined below) on the Closing Date, and in consideration of the deposit of the Initial Deposit (as defined in the Transfer and Servicing Agreement) made by the Seller as provided in the Transfer and Servicing Agreement, the Purchaser agrees on the Closing Date (i) to pay to the Seller by transfer of immediately available funds, an amount equal to $726,803,437.50, (ii) to deliver to the Seller the Class A-IO and Class M10 Notes ((i) and (ii) together, the “Purchase Price”) and (iii) to transfer to the Seller or one of its Affiliates on the Closing Date the Ownership Certificate.  The Seller shall reimburse the Purchaser for, among other things, the current Securities and Exchange Commission registration statement fees for the amount of registered securities issued on the Closing Date.  The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Notes, including, without limitation, printing fees incurred in connection with the prospectus relating to the Notes, blue sky registration fees and expenses, fees and expenses of McKee Nelson LLP, fees of the rating agencies requested to rate the Notes, accountant’s fees and expenses, Custodian fees, loan level due diligence fees, the fees and expenses of the Indenture Trustee and the Owner Trustee and other out-of-pocket costs, if any.

ARTICLE III
REPRESENTATIONS AND WARRANTIES;
REMEDIES FOR BREACH

SECTION 3.1.

Seller Representations and Warranties.  The Seller represents and warrants to the Purchaser as of the Closing Date that:

(i)

the Seller is a Maryland corporation, duly organized validly existing and in good standing under the laws of the State of Maryland, and has the corporate power to own its assets and to transact the business in which it is currently engaged.  The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller;

(ii)

the Seller has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, including the power, authority and capacity to hold and sell each Mortgage Loan, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.  When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii)

the Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

(iv)

it is not in violation of, and the execution, delivery and performance of this Agreement by the Seller will not violate, any provision of any existing law or regulation or any order or decree of any court or any order or decree of any federal, state or municipal governmental agency applicable to the Seller or any provision of the articles of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

(v)

no litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(vi)

the Seller has been organized in conformity with the requirements for qualification as a REIT; the Seller will file with its federal income tax return for its taxable year ended December 31, 2004, an election to be treated as a REIT for federal income tax purposes; and the Seller currently qualifies as, and it proposes to operate in a manner that will enable it to continue to qualify as a REIT;

(vii)

the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

(viii)

immediately prior to the delivery of each Mortgage Loan, the related Mortgage was held of record solely for the account of the Seller and the Seller was the owner of the related Mortgage Note, in the event that it retains record title, it shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser or its assignee as the owner thereof and only for the purpose of servicing or supervising the servicing of each such Mortgage Loan;

(ix)

the consummation of the transactions contemplated by this Agreement are in the Seller’s ordinary course of business, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by it pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions; and

(x)

the written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive the sale and assignment of the Mortgage Loans to the Purchaser.

SECTION 3.2.

Seller Representations and Warranties Relating to the Mortgage Loans.  The Seller represents and warrants to the Purchaser as of the Closing Date that:

(i)

the information set forth in the Mortgage Loan Schedule relating to the Mortgage Loans is true and correct in all material respects as of the related Cut-off Date;

(ii)

as of the Closing Date, the Mortgage File relating to each Mortgage Loan contains each of the documents and instruments specified to be included therein;

(iii)

the Seller has received a written acknowledgment from the Custodian that the Custodian is acting solely as agent of the Indenture Trustee;

(iv)

each Mortgaged Property is improved by a one- to four-family residential dwelling.  No Mortgaged Property is a mobile home.  No Mortgaged Property securing any Mortgage Loans is a manufactured home;

(v)

each Mortgage Loan is a closed-end mortgage loan and all amounts due under the related Mortgage Note have been advanced.  Each Mortgage Loan has an original term to maturity from the date on which the first Scheduled Payment is due of not more than 30 years.  Each mortgage note calls for a scheduled payment of principal and interest that, once it enters its amortization period, is sufficient to fully amortize the original Principal Balance of the Mortgage Loan in equal monthly installments by its maturity date;

(vi)

each Mortgage Note in respect of a Mortgage Loan provides for level monthly payments sufficient to fully amortize the principal balance of such Mortgage Note on its maturity date, except for no more than 68.19% of the Mortgage Loans (by Cut-off Date Balance) which provide for payments of interest only during the first five years of the Mortgage Loan before adjusting to a fully amortizing Mortgage Loan over the remaining term;

(vii)

each lien that attached to a Mortgage Loan immediately prior to the transfer and assignment contemplated in this Agreement has been released and immediately prior to the transfer and assignment contemplated in this Agreement, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens; the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment therein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Purchaser;

(viii)

the Mortgage Notes constitute “instruments” within the meaning of the New York UCC;

(ix)

the Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Purchaser under this Agreement.  The Seller is not aware of any judgment or tax lien filings against it;

(x)

except in the case of Cooperative Loans, if any, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration.  Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance; provided the policy is not a “master” or “blanket” hazard insurance policy covering the common facilities of a planned unit development.  The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement;

(xi)

each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and (a) the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission and (b) no Mortgagor has been released, in whole or in part, from its obligations under the related Mortgage Note;

(xii)

each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property.  The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage.  Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Indenture Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Purchaser has full right to sell and assign the same to the Indenture Trustee;

(xiii)

except with respect to liens released immediately prior to the transfer herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a “Lien”); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Purchaser (or its assignee);

(xiv)

no more than 0.10% of the Mortgage Loans was more than one calendar month delinquent as of the Cut-off Date, and none of the of the Mortgage Loans was more than two calendar months delinquent as of the Cut-off Date; the Seller has not advanced funds to, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

(xv)

there is no delinquent tax, fee or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

(xvi)

no Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(xvii)

none of the Mortgage Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either “consumer credit contracts” or “purchase money loans” as such terms are defined in 16 C.F.R. § 433.1;

(xviii)

no Mortgagor has or will have a claim or defense against the Seller or any assignor or assignee of the Seller under any express or implied warranty with respect to goods or services provided in connection with any Mortgage Loan;

(xix)

the Mortgage, the Mortgage Note and the other Related Documents contain the entire agreement of the parties and all obligations of the Seller under the related Mortgage Loan, and no other agreement defines, modifies or expands the obligations of the Seller under the Mortgage Loan;

(xx)

there is no mechanics’ lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, and no rights are outstanding that under law could give rise to such a lien except those which are insured against by the title insurance policy referred to in Section 3.2(xxii) below;

(xxi)

each Mortgage Loan at the time it was made complied with, and each Mortgage Loan at all times was serviced in compliance with, in each case, in all material respects, applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending, disclosure laws and predatory and abusive lending laws;

(xxii)

with respect to each Mortgage Loan, either (a) a lender’s title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee’s interest under the related Mortgage Loan as the holder of a valid first mortgage lien of record on the real property described in the Mortgage, subject only to the exceptions of the character referred to in Section 3.2(xii) above, was valid and in full force and effect on the date of the origination of such Mortgage Loan and as of the Closing Date or (b) an attorney’s opinion of title was prepared in connection with the origination of such Mortgage Loan;

(xxiii)

the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in the Section of the Transfer and Servicing Agreement entitled “Standard Hazard and Flood Insurance Policies”;

(xxiv)

a flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in the Section of the Transfer and Servicing Agreement entitled “Standard Hazard and Flood Insurance Policies”, if and to the extent required by such Section of the Transfer and Servicing Agreement;

(xxv)

each Mortgage Note and the related Mortgage are genuine, and each Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Mortgagor and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed.  The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

(xxvi)

no more than 0.44% of the Mortgage Loans (by the Cut-off Date Balance) are secured by Mortgaged Properties located within any single zip code area;

(xxvii)

the terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument included in the related Mortgage File which has been recorded or is in the process of being recorded, if necessary to protect the interests of the Noteholders and which has been or will be delivered to the Indenture Trustee.  The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule and was approved, if required, by the related primary mortgage guaranty insurer, if any.  Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or, except as provided in Section 2.2 hereof, are in the process of being recorded;

(xxviii)

except as provided in subclause (xiv) above, there are no defaults in complying with the terms of the Mortgage, and any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid.  The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Note, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(xxix)

there is no proceeding pending or, to the Seller’s knowledge, threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

(xxx)

all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

(xxxi)

no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

(xxxii)

the proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder.  Any and all requirements as to completion of any on-site or off site improvements and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

(xxxiii)

each Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and, in certain circumstances, additional real estate collateral;

(xxxiv)

no Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994;

(xxxv)

there is no obligation on the part of the Seller or any other party to make payments in respect of a Mortgage Loan, in addition to those made by the Mortgagor;

(xxxvi)

with respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders to the indenture trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(xxxvii)

no Mortgage Loan contains (i) provisions pursuant to which Scheduled Payments are (A) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor or (B) paid by any source other than the Mortgagor or (ii) contains any other similar provisions which may constitute a “buydown” provision.  No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

(xxxviii)

each Mortgage Loan bears interest at its Mortgage Rate.  Each Mortgage Note is payable in Scheduled Payments on the first day of each month or such other day of each month as may be specified in the Mortgage Loan Schedule.  Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months.  No Mortgage Loan provides for negative amortization;

(xxxix)

all parties which have had any interest in the Mortgage Loan, whether as originator, mortgagee, assignee, pledgee, servicer or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (b)(1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks having principal offices in such state, or (4) not doing business in such state so as to require qualification or licensing;

(xl)

the Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

(xli)

any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate (which may be subject to adjustment) and single repayment term reflected on the related Mortgage Loan Schedule.  The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.  The Mortgage Note does not permit or obligate the Seller to make future advances to the Mortgagor at the option of the Mortgagor;

(xlii)

the Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial or non-judicial foreclosure. Since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  To the best of Seller’s knowledge, there is no homestead or other exemption available to the Mortgagor, which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.  The Mortgagor has not notified the Seller and neither the Seller nor the Servicer has any knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

(xliii)

except as provided in subclause (xiv), there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration;

(xliv)

all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

(xlv)

all amounts received after the Cut-off Date with respect to the Mortgage Loans to which the Seller is not entitled will be deposited into the Collection Account as of the Closing Date;

(xlvi)

all of the Mortgage Loans were originated in accordance with the underwriting criteria set forth in the Prospectus Supplement; no less than 43.42% and 47.11% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to one of the Seller’s full documentation origination programs (including the “24 month bank statements” program); no more than 6.20% and 6.70% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to one of the Seller’s reduced documentation origination programs; and no more than 50.37% and 46.18% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to the Seller’s stated income verification program;

(xlvii)

each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement; each Mortgage Note and Mortgage is in substantially the form approved by FNMA or FHLMC or one of the forms attached as an exhibit to the Transfer and Servicing Agreement;

(xlviii)

the Mortgage Loans were not selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust;

(xlix)

all appraisals were performed by qualified independent appraisers after analysis of other sales of properties in the area in which the related Mortgaged Property is located, and a full interior inspection appraisal was performed on forms acceptable to either FNMA or FHLMC in connection with each Mortgaged Property;

(l)

each hazard insurance policy required to be maintained under the Section of the Transfer and Servicing Agreement entitled “Standard Hazard and Flood Insurance Policies” with respect to the Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

(li)

each Mortgage Loan was (i) originated by the Seller or an affiliate of the Seller, or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (ii) acquired by the Seller directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Seller’s underwriting guidelines, (b) the Seller approved the Mortgage Loan prior to funding and (c) the Seller provided the funds used to originate the Mortgage Loan and acquired the Mortgage Loan on the date of origination thereof;

(lii)

the Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae or Freddie Mac;

(liii)

in the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except, in connection with a trustee’s sale after default by the Mortgagor;

(liv)

each Mortgaged Property is located in the state identified on the related Mortgage Loan Schedule and consists of a single parcel of real property with a one-family residence erected thereon, or an attached or detached or semi-detached two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development.  With respect to each Cut-off Date Loan Group Principal Balance (a) no more than 8.10% and 5.39% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), are secured by real property improved by two- to four-family or multifamily dwellings;

(lv)

no Mortgage Loan had a Loan-to-Value Ratio at the time of origination of more than 100%;

(lvi)

no more than 8.39% and 5.97% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), are secured by Mortgaged Properties that are investment;

(lvii)

the Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 3.1(viii);

(lviii)

each Mortgage Loan was originated on or after January 1, 2004;

(lix)

the Seller has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the Seller’s creditors;

(lx)

to the best of the Seller’s knowledge, no improvement located on or being part of the related Mortgaged Property is in violation of any applicable zoning law or regulation and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under applicable law;

(lxi)

less than 1% of the Mortgaged Properties are secured by a leasehold estate, the remaining term of such lease is at least five (5) years greater than the remaining term of the related Mortgage Note;

(lxii)

there do not exist any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can be reasonably expected to materially adversely affect the value or marketability of the Mortgage Loan;

(lxiii)

each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans.  Upon delivery of an Assignment of Mortgage to the Indenture Trustee, such assignment is in recordable form for the applicable jurisdiction where the related Mortgaged Property is located;

(lxiv)

no Mortgage Loan is a construction loan;

(lxv)

the Seller is in possession of a complete Mortgage File, except those documents delivered as directed by the Purchaser, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby;

(lxvi)

no Mortgaged Property was, as of the Closing Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

(lxvii)

to the best of the Seller’s knowledge, the Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities;

(lxviii)

the Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation.  The Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue;

(lxix)

none of the Mortgage Loans is subject to a bankruptcy plan;

(lxx)

the collection practices used by the Seller with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business. The Mortgage Loans have been serviced in accordance with the terms of the Mortgage Notes and applicable law.  With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control with, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note;

(lxxi)

the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Purchaser pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

(lxxii)

no Mortgage Loans which are secured in property located within the State of Georgia are “high-cost loans” as defined by the Georgia Fair Lending Act of 2002 or any other applicable predatory and abusive lending legislation;

(lxxiii)

none of the Mortgage Notes that evidence or constitute the Mortgage Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee;

(lxxiv)

no Mortgage Loan is a “high-cost,” “high-cost home,” “covered,” “high-risk home” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law; and no Mortgage Loan originated on or after November 27, 2003, is a “high cost” loan subject to the New Jersey Home Ownership Security Act of 2003;

(lxxv)

no Mortgage Loan originated on or after January 1, 2004 is a “high-cost” loan subject to the New Mexico Home Loan Protection Act;

(lxxvi)

with respect to the Mortgage Loans in Loan Group 1:

(a)

No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003 which is secured by property located in the State of Georgia and no Mortgage Loan that was originated on or after March 7, 2003, which is a “high cost home loan” as defined under the Georgia Fair Lending Act;

(b)

The servicer for each Mortgage Loan in Loan Group 1 has fully furnished in the past (and the Seller shall cause any applicable servicer to furnish in the future), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

(c)

The Cut-off Date Balance of each such Mortgage Loan in Loan Group 1 does not exceed the maximum original loan amount limitations set forth in the Freddie Mac Seller/Servicer Guide with respect to first lien, one-to-four family residential mortgage loans;

(d)

No Mortgage Loan in Loan Group 1 was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 (15 USC § 1602(c)), Regulation Z (12 CFR 226.32) or any comparable state law;

(e) With respect to any Mortgage Loan in Group 1 originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

(lxxvii)

the information set forth in the Prepayment Premium Schedule included as part of the Mortgage Loan Schedule (including the Prepayment Premium Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Premium is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure) under applicable state law;

(lxxviii)

the Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of a refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

(lxxix)

to the best of the Seller’s knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

(lxxx)

no Mortgage Loan has a balloon payment feature;

(lxxxi)

to the best of the Seller’s knowledge, no statement, report or other document constituting a part of the Mortgage File contains any material untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading which would, either individually or in the aggregate, have a material adverse effect on the value of the Mortgage Loans;

(lxxxii)

no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the related Mortgage Loan;

(lxxxiii)

the Seller has no specific information that provides Seller any reason to believe that any borrower will default under a Mortgage Loan, or that foreclosure proceedings will be commenced with respect to any such Mortgage Loan, within the six months immediately following the Closing Date;

(lxxxiv)

no Mortgage Loan imposes a Prepayment Premium for a term in excess of three years;

(lxxxv)

all Mortgage Loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory lending laws;

(lxxxvi)

no Mortgage Loan is a “High Cost Loan” or “Covered Loan”, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS Glossary, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

(lxxxvii)

no Mortgage Loan is either (a) a “high-cost home” loan as defined in the New Jersey Home Ownership Act effective November 27, 2003 (“NJHOA”) or (b) a “high cost” loan as defined in the New Mexico Home Loan Protection Act effective January 1, 2003 (“NMHLPA”), and that based on its review of the NJHOA and the NMHLPA, the Mortgage Loans will qualify under the safe harbor provisions of the NJHOA and the NMHLPA; and

(lxxxviii)

No Mortgage Loan that is secured by property located in Illinois is in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et seq.).

It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive delivery of the respective Mortgage Files to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee or its designee on behalf of the Purchaser.

SECTION 3.3.

Remedies for Breach.  With respect to a breach of any representation or warranty set forth in Section 3.1 or Section 3.2 hereof that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the Seller hereby agrees to comply with the remedy provisions set forth in Section 3.03 of the Transfer and Servicing Agreement with respect thereto.  Any breach of the representation and warranty set forth in clauses (xxi), (xxxiv), (lxxii), (lxxiv), (lxxv), (lxxvi), (lxxxv), (lxxxvi), (lxxxvii) and (lxxxviii) of Section 3.2 hereto shall be deemed to materially and adversely affect the interest of the Purchaser or the Purchaser’s assignee, transferee or designee in that Mortgage Loan, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation and warranty.  With respect to the representations and warranties which are made to the best of the Seller’s knowledge, if it is discovered by the Purchaser, the Seller, the Underwriters, the Indenture Trustee, the Master Servicer, the Servicer, the Subservicer or any assignee, transferee or designee of the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the Mortgage Loans or the interests of the Purchaser therein, notwithstanding such Seller’s lack of knowledge with respect to the substance of such representation or warranty, remedies for breach will apply to such inaccuracy.  Upon discovery by the Purchaser, the Seller, the Underwriters, the Indenture Trustee, the Master Servicer, the Servicer, the Subservicer or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties of the Seller contained in Section 3.1 or 3.2 of this Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others.  Within 60 days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust and substitute for it one or more Qualifying Substitute Mortgage Loans, in either case, in accordance with Sections 3.01, 3.02 and 3.03 of the Transfer and Servicing Agreement.

ARTICLE IV
SELLER’S COVENANTS

SECTION 4.1.

Covenants of the Seller.  The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Indenture Trustee at the Indenture Trustee’s Corporate Trust Office, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller.

ARTICLE V
SERVICING

SECTION 5.1.

Servicing.  The Seller has arranged for Wells Fargo Bank, N.A. to act as Master Servicer of the Mortgage Loans pursuant to the terms and conditions of the Transfer and Servicing Agreement and, from and after the Closing Date, for Chase Home Finance LLC as subservicer to service and administer the Mortgage Loans pursuant to the terms and conditions of the Transfer and Servicing Agreement.

ARTICLE VI
INDEMNIFICATION BY THE SELLER
WITH RESPECT TO THE MORTGAGE LOANS

SECTION 6.1.

Indemnification.

The Seller agrees to indemnify and to hold each of the Purchaser, the Indenture Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Indenture Trustee or any such person or entity and any Noteholder may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement, (ii) arising from a breach by the Seller of its representations and warranties in Article III of this Agreement or (iii) related to the origination or prior servicing of the Mortgage Loans by reason of any acts, omissions, or alleged acts or omissions of the Seller, the originator or any servicer.  The Seller shall immediately notify the Purchaser, the Indenture Trustee, and each Noteholder if a claim is made by a third party with respect to this Agreement.  The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Indenture Trustee or any such person or entity and/or any Noteholder in respect of such claim.

ARTICLE VII
TERMINATION

SECTION 7.1.

Termination.  The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Purchaser’s and Seller’s indemnity obligations as provided herein, upon the termination of the Trust as provided in that Article of the Transfer and Servicing Agreement entitled “Termination”.

ARTICLE VIII
MISCELLANEOUS PROVISIONS

SECTION 8.1.

Amendment.  This Agreement may be amended from time to time by the Seller and the Purchaser, by written agreement signed by the Seller and the Purchaser.

SECTION 8.2.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 8.3.

Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)

if to the Seller:

Fieldstone Investment Corporation
11000 Broken Land Parkway
Columbia, Maryland 21044
Attention: Chief Financial Officer

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

(ii)

if to the Purchaser:

Structured Asset Securities Corporation
745 Seventh Avenue
7th Floor
New York, New York 10019
Attention: Mortgage Finance, Fieldstone 2005-1

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

SECTION 8.4.

Severability of Provisions.  If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

SECTION 8.5.

Counterparts.  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

SECTION 8.6.

Further Agreements.  The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any series of Notes representing interests in the Mortgage Loans.

Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans.  In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of securities rated “Aaa” by Moody’s and “AAA” by S&P.

Without limiting the foregoing, the Seller agrees to deliver to the Purchaser the following documents and opinions in connection with the issuance of the Notes on or before the Closing Date:

1.

one or more opinions of counsel addressed to the Purchaser and to any Person reasonably designated by the Purchaser, in a form reasonably acceptable to the Purchaser, from counsel to the Seller as to due incorporation and good standing, due authorization, execution and delivery by the Seller of this Agreement and related agreements for which the Seller is a signatory; the enforceability of such documents by the Seller; and other corporate matters;

2.

an opinion of counsel to the Seller, addressed to the Purchaser and to any Person designated by the Purchaser, in a form acceptable to the Purchaser, addressing the characterization of the transfer of the Mortgage Loans from the Seller to the Purchaser;

3.

an indemnification agreement executed by and among the Seller, the Purchaser and Lehman Brothers Inc. as to the lack of material misstatements and omissions in the prospectus supplement or any other offering document related to the Notes;

4.

a statement rendered by counsel for the Seller to the Purchaser and Lehman Brothers Inc. as to the lack of material misstatements and omissions in the information provided by the Seller for inclusion in the prospectus supplement or any other offering document relating to the Notes; and

5.

letters from the Seller’s certified public accountants, letters, dated the date of the prospectus supplement or any other offering document relating to the Notes and satisfactory in form and substance to the Purchaser and to any Person designated by the Purchaser, to the effect that such accountants have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the prospectus supplement or any other offering document relating to the Notes agrees with the general accounting records of the Seller.

In addition, the Seller shall execute the Transfer and Servicing Agreement in its capacity as seller and will make the representations and warranties set forth in Article III herein to the Issuer, the Trust Administrator and the Indenture Trustee in the Transfer and Servicing Agreement as of the date of the issuance of the Notes.

SECTION 8.7.

Intention of the Parties.  It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging the Mortgage Loans to secure a loan by the Purchaser to the Seller.  Accordingly, the parties hereto each intend to treat the transaction, other than for federal income tax and accounting purposes, as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans.  The parties hereto intend that for federal income tax purposes the transaction set forth herein be treated not as a sale, but as though the Seller retained the tax ownership of the Mortgage Loans through the Trust as a disregarded entity with the Seller as the borrower under the Notes.

SECTION 8.8.

Successors and Assigns: Assignment of Purchase Agreement.  The Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Indenture Trustee.  The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser’s sole discretion.  The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of certificates representing undivided interests in such Mortgage Loans.  As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trust and the pledge by the Trust to the Indenture Trustee of all of the Purchaser’s rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trust and Indenture Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trust or the Indenture Trustee.  Such enforcement of a right or remedy by the Trust or the Indenture Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

SECTION 8.9.

Survival.  The representations and warranties set forth in Sections 3.1 and 3.2 and the provisions of Article VI shall survive the purchase of the Mortgage Loans hereunder and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.  The representations and warranties shall not be impaired by any review and examination of documents to be delivered or held by the Seller in respect of each Mortgage Loan or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser or any successor or assignee thereof to review or examine such documents.

SECTION 8.10.

Third Party Beneficiaries.  The Depositor, the Issuer, the Indenture Trustee and the Trust Administrator are the intended third-party beneficiaries of this Agreement.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

STRUCTURED ASSET SECURITIES CORPORATION,

   as Purchaser

By: _/s/ Matthew Lewis

      Name: Matthew Lewis

Title:  Senior Vice President

FIELDSTONE INVESTMENT CORPORATION,

   as Seller

By:   /s/  Robert G. Partlow

Name: Robert G. Partlow

Title: Senior Vice President

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

On the ____ day of February, 2005 before me, a Notary Public in and for said State, personally appeared ______________, known to me to be a _____________ of Structured Asset Securities Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

________________________

Notary Public

STATE OF ________________

)

) ss.:

COUNTY OF ______________

)

On the ____ day of February, 2005 before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a ____________________ of Fieldstone Investment Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

________________________

Notary Public

SCHEDULE I

MORTGAGE LOANS

(including Prepayment Charge Schedules and Prepayment Charge Summary)